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                                                                    EXHIBIT 23.2



CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to use in the Registration Statement on Form 20F, being filed by MINCO MINING & METALS CORPORATION, of our report dated February 12, 1996, relating to the balance sheets of MINCO MINING & METALS CORPORATION as at December 31, 1995 and 1994 and the statements of operations and deficit and changes in financial position for the periods then ended.



Vancouver, Canada                                                 "ELLIS FOSTER"
January 20, 1998                                            Chartered Accountant